Exhibit 10.34


                                 LONGPORT, INC.
                              791 S. CHESTER ROAD
                              SWARTHMORE, PA 19081

                          EXCLUSIVE LICENSING AGREEMENT

PARTIES:     LONGPORT, INC. (LPTI) & AUSTIN MEDICAL INC. (AMI)

DURATION:    THREE YEARS: 180 DAY INTERVALS, THE AGREEMENT CAN BE
             CANCELLED BY EITHER PARTY.
             *RENEWABLE AFTER THREE YEARS FOR SAME AMOUNT.
             *CHANGES AGREEABLE WITH BOTH PARTIES
             *CANCELLATION FOR JUST CAUSE GIVEN BY SIXTY (60) DAYS
              WRITTEN NOTICE.  NOTIFICATION BY CERTIFIED OR REGISTERED MAIL.

COST: $2,000.00 PER MONTH TO BE PAID BY AMI TO LPTI FOR EXCLUSIVITY IN EASTERN PA (EXCLUDING DELAWARE AND PHILADELPHIA COUNTIES)
             AND CENTRAL NEW YORK.

CONDITIONS:  LPTI TO PROVIDE ONE (1) TOPICAL OXYGEN CHAMBER FOR DEMONSTRATION
             IMMEDIATELY AND ONE (1) RESEARCH SCANNER WITHIN SIXTY (60) DAYS. *PROVIDE WOUND CARE HEALING MANUALS, PROTOCOLS, ETC.,
              CONSIDERED PROPRIETARY.
             *PROVIDE ON-SITE TRAINING FOR RESEARCH SCANNER.
             *PROVIDE LOCAL SEMINAR ON WOUND CARE AT LEAST YEARLY.
             *PROVIDE TOPICAL OXYGEN CHAMBERS AT $300.00 EACH/MONTH.
             *PROVIDE OVERREAD INTERPRETATION ON PATIENT SCANS AS NEEDED.

PURPOSE: AMI TO DEVELOP LPTI'S PROPRIETARY WOUND HEALING PROGRAM. *PROFIT SPLIT FOR WOUND CARE CENTERS:
                  60% LPTI, AND 40% AMI UNTIL SET-UP COST IS RECOUPED, THEN; 50% LPTI, AND 50% AMI.

TERMINATION: WHEN THE AGREEMENT IS TERMINATED, AMI AGREES TO RETURN ALL
             EQUIPMENT WITHIN TEN (10) DAYS OF THE TERMINATION.
             *TERMINATION OF LICENSING AGREEMENT WILL NOT EXCLUDE AMI FROM
              ANY PROFITS FROM BUSINESS PROCURRED BY AMI FOR LPTI, DURING THE EXCLUSIVE LICENSING AGREEMENT.



/s/  P.J. Mutz             3-31-98             James R. McGonigle      3-31-98
-------------------------  -------             -------------------     -------
(accepted for Austin       (date)              (accepted for           (date)
Medical, Inc.)                                 Longport, Inc.)